SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): September 9, 1999


                         SIMIONE CENTRAL HOLDINGS, INC.
               (Exact name of registrant as specified in charter)



Delaware                   000-22162                  22-3209241
(State or other juris-     (Commission File Number)   (IRS Employer Identifi-
diction of incorporation)                             cation No.)



        6600 Powers Ferry Road
           Atlanta, Georgia                                        30339
    (Address of principal executive                             (Zip Code)
               offices)



        Registrant's telephone number including area code (770) 644-6700





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ITEM 5. OTHER EVENTS.


     On September 9, 1999, Simione Central Holdings, Inc. ("Simione Central"), issued a press release ("Press Release") announcing that it has entered into an amendment to the MCS, Inc. merger agreement dated May 26, 1999, whereby the shares of MCS, a wholly-owned subsidiary of Mestek, Inc., shall be spun-off to the shareholders of Mestek and MCS shall be merged with and into Simione Central. Simione Central hereby incorporates by reference herein the information set forth in its Press Release dated September 9, 1999, a copy of which is annexed hereto as Exhibit 99.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

Not Applicable.

     (b) Pro Forma Financial Information.
Not Applicable.



     (c) Exhibits.

EXHIBIT
NUMBER                              DESCRIPTION

99                       Press Release dated September 9, 1999

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SIMIONE CENTRAL HOLDINGS, INC.



Date:  September 10, 1999       By: /s/ George M. Hare
                                 -----------------------------------------------
                                    George M. Hare
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)




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